INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
INCOME TAXES

NOTE I – INCOME TAXES

Deferred income taxes result primarily from net operating loss (“NOL”) carryforwards and temporary differences in the bases of certain assets and liabilities for financial and income tax reporting purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2012	2011
Deferred Tax Assets:
Net Operating Loss Carryforwards	$6,866	$7,418
Capital Loss Carryforwards	2,432	2,432
Tax Credit Carryforwards	131	124
Accounts Receivable	4	55
Inventory	361	431
Warranty Reserve	65	34
Property, Equipment and Intangibles	1,176	1,451
Accrued Expenses and Other	—	17

Total Gross Deferred Tax Assets	11,035	11,962
Valuation Allowance	(9,093)	(11,962)

	$1,942	$—

The significant elements contributing to the differences between the United States federal statutory tax rate and the Company’s effective tax rate are as follows:

	December 31,
	2012	2011
Statutory U.S. federal income tax rate	34.0%	34.0%
State taxes, net of federal benefit	5.6%	5.6%
Permanent differences	1.3%	8.5%
Change in valuation allowance	-121.4%	-48.1%

Effective tax rate	-80.5%	0.0%

At December 31, 2012, there are $17,164 in tax NOL carryforwards available to the Company, which expire at various dates from 2023 through 2030. At December 31, 2012, the Company had unused capital loss carryforwards of $6,080 available to be applied against future capital gains that expire in 2015. In addition, at December 31, 2012 unused work opportunity credits of $124 and employers affected by hurricanes credits of $7 were available to be applied against future income taxes that expire from 2026 to 2029.

The Company had previously recorded valuation allowances on all of its net deferred income tax assets, tax credit carryforwards, and NOL carryforwards as it was not more likely than not that a future benefit would be realized. By the end of 2012, the cumulative taxable losses were offset by recent operating performance, which included positive taxable income for both 2011 and 2012. The improvement in profitability has been driven by the complete refinancing of the Company’s debt with significant reductions in borrowing costs and improved operational performance through restructuring and cost control. The Company concluded that the trend in earnings, the elimination of substantial costs through the restructuring, and its aligned cost structures results in the more likely than not realization of certain of the deferred future benefits. Due to economic uncertainty beyond the immediate future, the Company has only reversed $1,942 of the valuation allowance, which the Company reasonably estimates to be realizable in 2013.

For the year ended December 31, 2012, there was current income tax expense of $79, due to alternative minimum tax NOL limitations. For the year ended December 31, 2011, there was no current income tax expense.

The Company did not identify any uncertain tax positions taken or expected to be taken in a tax return which would require adjustment to the consolidated financial statements. The Company is subject to U.S. federal income tax as well was income tax in multiple state and local jurisdictions. Currently, no federal or state or local income tax returns are under examination. The tax years 2008 through 2012 remain open to examination by the major taxing jurisdictions to which the Company is subject.